Northwestern Mutual Series Fund, Inc.
Supplement Dated December 28, 2022 to the
Statutory Prospectus Dated May 1, 2022
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2022, as supplemented June 10, 2022, June 28, 2022, August 30, 2022 and November 14, 2022 (the “Prospectus”). You should read this Supplement together with the Prospectus.
Portfolio Managers Update – Multi-Sector Bond Portfolio
Effective December 6, 2022, Eve Tournier no longer serves as a portfolio manager for the Multi-Sector Bond Portfolio (the “Portfolio”). Also effective December 6, 2022, Charles Watford and Regina Borromeo joined Sonali Pier, Daniel Invascyn, and Alfred Murata as co-portfolio managers of the Portfolio. Accordingly, the “Portfolio Managers” information set forth in the summary section for the Portfolio in the Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby replaced with the following:
“Portfolio Managers: Sonali Pier, Executive Vice President of PIMCO, joined PIMCO in 2013 and has managed the Portfolio since May 2018.
Daniel J. Ivascyn, Group Chief Investment Officer and Managing Director of PIMCO, joined PIMCO in 1998 and has managed the Portfolio since May 2016.
Alfred T. Murata, Managing Director of PIMCO, joined PIMCO in 2001 and has managed the Portfolio since May 2016.
Charles Watford, Executive Vice President of PIMCO, joined PIMCO in 2007, and has managed the Portfolio since December 2022.
Regina Borromeo, Executive Vice President of PIMCO, joined PIMCO in 2022, and has managed the Portfolio since December 2022.”
Also effective immediately, the following text replaces the information that appears in the Prospectus under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – Multi-Sector Bond Portfolio:
“Sonali Pier, an Executive Vice President and portfolio manager in PIMCO’s Newport Beach Office, co-manages the Portfolio. She focuses on high yield and multi-sector credit opportunities. She contributes to PIMCO’s Diversified Income, Crossover and Global Credit Opportunities and High Yield Funds, and she has served as a rotating member on PIMCO’s Investment Committee and Americas Portfolio Committee. Prior to joining PIMCO in 2013, she was a senior credit trader at J.P. Morgan, trading cash, recovery and credit default swaps Ms. Humphries Lee and Mr. Paul co-manage the Portfolio, each providing general oversight of a team of investment professionals.
Daniel J. Ivascyn, Group Chief Investment Officer and a Managing Director in PIMCO’s Newport Beach office, co-manages the Portfolio. He is lead portfolio manager for the PIMCO’s income strategies and credit hedge fund and mortgage opportunistic strategies. He is a member of PIMCO’s Executive Committee and a member of the Investment Committee. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.
Alfred T. Murata, a Managing Director and portfolio manager in PIMCO’s Newport Beach office, co-manages the Portfolio. He focuses on income-oriented, multi-sector credit, opportunistic and securitized strategies. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Charles Watford, an Executive Vice President and portfolio manager in the London office, co-manages the Portfolio. He focuses on high yield and is also a research analyst focused on the European automotive and real estate sectors. Prior to joining PIMCO in 2007, Mr. Watford was a management consultant at McKinsey & Company and an investment banking analyst at Morgan Stanley. He has 20 years of investment experience and holds an MBA from the Wharton School of the University of Pennsylvania. He also holds a master's degree in chemistry from the University of Oxford.
Regina Borromeo, Executive Vice President, portfolio manager, and a senior member of PIMCO’s global credit team, co-manages the Portfolio. She focuses on multi-sector credit as well as ESG-oriented credit and income strategies. She is a member of PIMCO’s ESG portfolio management team and PIMCO PRIDE EMEA ERG Committee. Prior to joining PIMCO in 2022, Ms. Borromeo was a senior portfolio manager and director of global fixed income at Robeco UK Limited, overseeing investments across a variety of credit and ESG-oriented strategies. Prior to that, Ms. Borromeo was a portfolio manager and head of international high yield at Brandywine Global Investment Management (Europe). She also held roles at Morgan Stanley Investment Management as vice president, senior research analyst and portfolio manager, global fixed income, and at Goldman Sachs. She has investment experience since 2001 and holds a bachelor of arts from the University of Pennsylvania.”
Amendments to Investment Sub-Advisory Agreements with Certain Sub-Advisers
Effective November 30, 2022, the Board of Directors of the Fund approved amended and restated investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and (i) Allspring Global Investments, LLC (“Allspring”) with respect to the Select Bond Portfolio; (ii) BlackRock Advisors LLC (“BlackRock”) with respect to the Index 500 Stock Portfolio and Government Money Market Portfolio; (iii) Pacific Investment Management Company LLC (“PIMCO”) with respect to the Long-Term U.S. Government Bond Portfolio and the Multi-Sector Bond Portfolio; (iv) T. Rowe Price Associates, Inc. (“TRPA”) with respect to the Short-Term Bond Portfolio, the Growth Stock Portfolio and the Equity Income Portfolio; and (v) T. Rowe Price Investment Management, Inc. (“TRPIM”) with respect to the Small Cap Value Portfolio. In approving the foregoing amended and restated investment sub-advisory agreements (the “Amended Agreements”), the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission (“SEC”) that permits the Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment.
The Amended Agreements modified the investment sub-advisory agreements which had been in place with Allspring, BlackRock, PIMCO, TRPA and TRPIM to update certain provisions impacted by recent SEC rules related to valuation, investments in derivatives and fund-of-fund arrangements. The Amended Agreements did not modify the terms of the advisory fees in place with the foregoing sub-advisers.
Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.
Supplement Dated December 28, 2022 to the
Statement of Additional Information Dated May 1, 2022
This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2022, as supplemented June 10, 2022, June 28, 2022, August 30, 2022, and November 14, 2022. You should read this Supplement together with the SAI.
Appendix D – Portfolio Managers Update – Multi-Sector Bond Portfolio
Effective December 6, 2022, Eve Tournier no longer serves as a portfolio manager for the Multi-Sector Bond Portfolio (the “Portfolio”). Accordingly, effective December 6, 2022 all information relating to Ms. Tournier is deleted from the SAI. Also effective December 6, 2022, Charles Watford and Regina Borromeo joined Sonali Pier, Daniel Invascyn, and Alfred Murata as co-portfolio managers of the Portfolio. Accordingly, the “Other Accounts Managed by Portfolio Managers” table found in Appendix D beginning on page B-100 is amended to add Mr. Watford’s and Ms. Borromeo’s information as of September 30, 2022.
Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Charles Watford	Multi-Sector Bond Portfolio	1 registered investment company with $130 million in total assets under management	1 other pooled investment vehicles with 113.0 million in total assets under management	7 other accounts with 2.4 million in total assets under management.
Regina Borromeo	Multi-Sector Bond Portfolio	No other registered investment companies	No other pooled investment vehicles	No other accounts.
As of September 30, 2022, neither Mr. Watford nor Ms. Borromeo owned any Northwestern Mutual variable annuities or variable life contracts with investments in the Multi-Sector Bond Portfolio.
Please retain this Supplement for future reference.